"The information below marked [***] has been omitted pursuant to a request for confidential treatment. The omitted portions have been separately filed with the Commission."

               FIRST AMENDMENT OF EXCLUSIVE DISTRIBUTOR AGREEMENT

THIS FIRST AMENDMENT OF EXCLUSIVE DISTRIBUTOR AGREEMENT (this "Amendment") is made this 29th of September, 1996 to be effective as of June 28, 1996 by and among FORECROSS CORPORATION, a California corporation ("Licensor"), Gardner Solution 2000, LLC, a California LLC ("Distributor"), and GREGORY STOCK ("Gregory Stock").


                                    RECITALS

A. WHEREAS, Licensor and Distributor entered into a written "Exclusive Distributor Agreement" on June 28, 1996 (the "Original Written Agreement");

B. WHEREAS, Licensor and Distributor have determined that the Original Written Agreement did not and does not accurately reflect the economic substance of the agreement between the parties in that it failed to provide for (i) the detailed allocation of the consideration paid by Distributor, (ii) the security for certain of the payments to be made by Distributor, and (iii) the license of the Products given by Licensor to Distributor for Distributor's internal use and for demonstration to potential end users.

C. WHEREAS, Licensor and Distributor desire to amend the Original Written Agreement so as to accurately reflect the substance of the agreement between the parties and to make other technical corrections.


D. WHEREAS, Gregory Stock desires to assist Distributor, an entity of which is a 50% owner, in securing the Distributor's obligation to make certain payments to the Licensor as provided herein.


THEREFORE, in consideration of their mutual continued performance under the Original Written Agreement, the Licensor and Distributor agree, and in consideration for continued performance by Licensor, which performance will benefit Gregory Stock through his ownership of Distributor, Gregory Stock agrees, as follows:

                                    AGREEMENT

1. Licensor and Distributor agree to amend and restate Section 3.3 of the Original Written Agreement (all further Section references shall be to the Original Written Agreement unless otherwise stated) in its entirety and so that as amended, Section 3.3 reads in full as follows:

     "3.3 In  consideration of the appointment by Licensor of Distributor as the exclusive Distributor and in further consideration of support, licenses, training and other promises contained herein, Distributor shall pay Licensor cash fees as follows:

          1. [***] as a one-time non-refundable fee for the license granted pursuant to Section 4.3 herein;

          2. [***] as a one-time non-refundable fee for exclusivity for a period of one year starting on June 28, 1996 (the date of "Commencement");

          3. [***] as a one-time non-refundable fee for technical and sales training and support for a period on one year starting on the date of Commencement; and

          4. [***] per year as a non-refundable annual fee for software maintenance and enhancements in each of the ten years starting on the date of Commencement."

2. Licensor and Distributor agree to add a new Section 3.4 to read in full as follows:

     "3.4 The fees described in Section 3.3 will be payable as follows:

          1.   The [***] in one-time  non-refundable fees described in paragraph
               (1) of Section 3.3 above shall be due and payable upon execution of the Agreement.

          2.   The [***] in one-time non-refundable fees described in paragraphs
               (2), (3) and (4) of Section 3.3 above shall be due and payable before the expiration date of one year from the date of Commencement.


3. Licensor and Distributor agree to add and Gregory Stock consents to such addition and agrees to be bound by a new Section 3.5 to read in full as follows:

     "3.5 The fees described in paragraphs (2), (3) and (4) of Section 3.3 will be secured by that certain [****] shares of the Licensor's outstanding common stock in the name of Gregory Stock on the books and records of the Licensor (the "Security Shares") as follows:


          1. Distributor and Gregory Stock shall cause the original share certificate or certificates evidencing the Security Shares to be delivered to Licensor immediately upon execution of this Amendment.

          2. The Security Shares shall be held by Licensor as a general and continuing collateral security (the "Security") for the payment, fulfillment and performance of all indebtedness of Distributor described in paragraphs (2), (3) and (4) of Section 3.3 above (the "Secured Obligation").

          3. In the event the Distributor (i) fails to pay any or all of the Security Obligation prior to the expiration of the one year period beginning on the date of Commencement and (ii) after receiving notice of such failure does not remedy any such failure within a period of ten (10) days (hereinafter a "Default"), the Licensor shall be entitled:

(a)  to sell at  public  or  private  sale,  lease,  or  otherwise realize upon, deal with or dispose of the Security Shares, or any of them, in any manner allowed by Section 9504 of the California Commercial Code, and

               (b) to exercise any other rights, powers and remedies available to Licensor at law, in equity, or by statutory enactment.


          4.   When the Security Obligation is completely  satisfied,  fulfilled
               and  performed,   the  Security  Shares  shall  be  released  and
               delivered to Gregory Stock, free and clear of the Security.

          5. Gregory Stock shall have the authority, until Default, to exercise and enjoy all voting rights attaching to the Security Shares or any of them and any distributions made on the Security Shares shall be delivered to the Licensor hereunder as additional security on the same terms as the Security Shares.

          6. With reference to the security interest herein above refereed to, the Distributor and [****] hereby acknowledge and agree that:

               (a) value was given by Licensor to Distributor and thereby to Gregory Stock

               (b)  Gregory Stock has rights in the Security Shares; and

               (c) Gregory Stock intends, and acknowledges Licensor's intention that such security interest shall attach upon the execution and delivery by Gregory Stock of this Agreement.


          7. This Security shall not limit or affect Licensor's legal or equitable remedies for breach of any obligations under this Agreement or any other Agreement. Notwithstanding any security interest granted herein, Licensor may proceed against the
               Security Shares and/or Distributor for breach of the Secured Obligations."


4. Gregory Stock represents and warrants to Licensor that as of the date of Commencement and through and including the date of execution of this Amendment, Gregory Stock owns all right, title and interest in the Security Shares free and clear of any third party security interest, lien or representations and warranties in connection with this Amendment.


5. Licensor and Distributor agree to add a new Section 3.6 to read in full as follows:

     "3.6 Distributor shall not during the term of this Agreement represent or offer to represent or market, sell or distribute, in the Territory, computer software products that compete directly with the Products."

6. Licensor and Distributor agree that notwithstanding the language of the amendment to the Original Written Agreement made by Section 3 immediately above, the tender and delivery of the therein defined "Security Shares" on the date of the execution of this Amendment shall be deemed to be a tender and delivery of the Security Shares as of June 28, 1996.

7. Licensor and Distributor agree to add a new Section 4.3 to read in full as follows:

     "4.3 Licensor  hereby  grants to  Distributor  for its internal use and for demonstration to potential end users, ONE nonexclusive, non-assignable, non-transferable license to use the Products, subject to the terms and conditions specified in and pursuant to a license agreement between Licensor and Distributor in substantially the form as attached hereto as Exhibit "A." Notwithstanding anything contained in such Exhibit "A" to the contrary, the Distributor shall not make or distribute to third parties copies of the Products nor allow such Products to be used for the benefit of any other party except in connection with the demonstration of the Products."

8. Licensor and Distributor agree to add a new Exhibit "A" to the Original Written Agreement in a form identical to that Exhibit "A" attached hereto.

9.   Licensor and  Distributor  agree to amend and restate the first sentence of
     Section 6.3 in its entirety and so that as amended,  the first  sentence of
     Section 6.3 reads in full as follows:

     "Distributor shall be responsible for its own expenses and costs in fulfilling its duties under this Agreement, including without limitation office rent, salaries and commissions of office help and sales people in its employ, license, taxes, insurance, automotive costs, transportation and living expenses."

10. Licensor and Distributor agree to delete the reference to "paragraph 7.2" in the penultimate clause of Section 10 and replace it so such reference reads in full as "paragraph 6.3".

11. Licensor and Distributor agree (i) that this Amendment and the Original Written Agreement shall together constitute one agreement which is the complete exclusive statement thereof between the parties and (ii) that together they supersede and merge all prior proposals and understandings and all other agreements, whether oral or written, between the parties relating to the subject matter hereof. To the extent the Original Written Agreement is not modified or amended by this Amendment, it is by this reference, expressly incorporated herein as if set forth in full. Neither the Amendment nor the Original Written Agreement may be modified or altered except by written instrument duly executed by the parties hereto.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date set forth above.



GARDNER SOLUTION 2000, LLC            FORECROSS CORPORATION
a Delaware LLC                        a California corporation




/s/ Donald R. Gardner                 /s/ Bernadette C. Castello
-----------------------------         ---------------------------------
Donald R. Gardner, President          Bernadette C. Castello, Sr. Vice President



AS TO SECTIONS 3 AND 4 ONLY:




/s/ Gregory Stock
-----------------------------
Gregory Stock

                         EXCLUSIVE DISTRIBUTOR AGREEMENT


THIS EXCLUSIVE DISTRIBUTOR AGREEMENT (this "Agreement") by and between Forecross Corporation (hereinafter "Licensor"), a California corporation having its principal offices at 90 New Montgomery Street, San Francisco, CA 94105; and Gardner Solution 2000, L.L.C. (hereinafter "Distributor"), a Delaware Limited Liability Company having its principal offices at 4133 Stanford, Dallas, Texas 75225 is entered into this 28th day of June, 1996:


WHEREAS, Licensor is the owner of certain computer programs and methodology together with all upgrades, improvements and enhancements defined herein as the "Products" and "Services", which Products and Services are used to assist customers in making their computer applications capable of correctly processing dates in the year 2000 and beyond ("Year 2000") ;

WHEREAS, Distributor has special knowledge concerning the general business needs of prospects in the "Territory" defined herein and familiarity with a number of such prospects;

WHEREAS, Licensor wishes to appoint Distributor as its exclusive marketing representative for the solicitation of license agreements and service agreements relating to the Products and Services, and authorize Distributor to provide certain services relating to such marketing efforts; and

WHEREAS, Distributor is willing to accept such appointment and to undertake to provide such services under the terms of this Agreement;

NOW, THEREFORE, the parties agree as follows:


1. SCOPE

The Products and Services covered by this Agreement are Licensor's Complete/2000 automated conversion software products, related services and methodologies and consist of computer programs, any updates thereto and conversion services offered generally to end-users by Licensor under the terms and conditions of its then current license agreement. Licensor offers enhancement and error-correction services with respect to the Products under the terms and conditions of service agreements created for each end-user.


2. APPOINTMENT OF DISTRIBUTOR

Subject to the terms and conditions hereof, Licensor hereby designates and appoints Distributor, for the term of this Agreement, as its exclusive marketing agent and representative for the solicitation of license agreements and service agreements related to the Products and Services from, and the delivery of such Services to end-users in the Territory. Distributor hereby accepts such designation and appointment.


3. DUTIES OF DISTRIBUTOR

     3.1 Distributor agrees, for the term of this Agreement, that it shall promote and market the Products to prospective end-users by:

          1. Identifying prospects within the Territory that may benefit from use of the Products and Services

          2. Contacting prospects and conducting sales presentations of the Products and Services

          3. Performing systems analysis of the end-users' applications and providing to Licensor information to assist Licensor in preparing proposals to prospects

          4. Assisting Licensor in preparing and obtaining the prospects' execution of license agreements and service agreements

          5. Forwarding executed license agreements and service agreements to Licensor.

          6. Serving as a point of contact for necessary communications between end-users and Licensor with respect to the Products and Services

          7. Providing on-site Services and support, including project management, working with customer to create date selection and expansion rules, installing and turning over to customer the data expansion programs and converted application programs

          8. Performing all obligations of Distributor under accepted service agreements

          9.   Providing account management

     3.2 Distributor shall use its best efforts to generate Year 2000 business acceptable to Licensor. Distributor shall diligently and continuously sell, distribute and promote the Products and Services and shall make and maintain adequate arrangements for the distribution of Products and Services. Distributor shall report to Licensor about Distributor's marketing activities and shall provide forecasts to Licensor as may be reasonably requested.

     3.3 Distributor agrees that, in consideration of the appointment by Licensor of Distributor as the exclusive Distributor for the Products and Services in the Territory, Distributor shall pay Licensor a license fee of [****] as follows: [****] immediately upon signing of this Agreement ("Commencement"), and [****] within thirty (30) days after Commencement. Additionally, Distributor shall not during the term of this Agreement represent or offer to represent or market, sell or distribute, in the Territory, computer software products that compete directly with the Products. In the event that the [****] payment is not made within [****] of Commencement, Distributor shall forfeit the prior payment and this agreement shall terminate.


4. LICENSE AGREEMENTS AND SERVICE AGREEMENTS

     4.1 Distributor shall have the authority to solicit the signature of end-users on Licensor's license agreements and service agreements which have been jointly prepared by Licensor and Distributor for end-users. Distributor has and shall exercise no authority to make any alterations in such agreements or to execute or accept such agreements on behalf of Licensor. Distributor shall inform all end-users that such agreements must be forwarded to Licensor for acceptance and execution by Licensor in order for such agreement to be binding on Licensor.

     4.2 Distributor has and may exercise no authority to make statements or representations concerning the Products that exceed or are inconsistent with the marketing materials and technical specifications provided to Distributor by Licensor. Distributor has and may exercise no authority to bind Licensor to any undertaking or performance with respect to the Products. Licensor has and may exercise no authority to make statements or representations concerning the Distributor which exceed or are inconsistent with this Agreement. Licensor has and may exercise no authority to bind Distributor to any undertaking or performance with respect to the Products or Services, other than as mutually agreed by Licensor and Distributor in writing in Licensor's service agreement for an end-user. Notwithstanding the foregoing, in the event that a prospective end-user contacts Licensor to request Products or Services and Distributor elects not to pursue the prospective end-user, Licensor shall be free to negotiate independently with the end-user for the provision of Products or Services.

5. UNDERTAKING OF LICENSOR

Licensor shall:

     1. Use best efforts to promote the Products including with national and local advertising as it deems appropriate.

     2. Provide to Distributor's technical and sales staff technical and sales training with respect to the Products and Services, to consist of one two-week training course offered at Licensor's field training center or at Distributor's facilities. Licensor shall provide such training at its own cost, but Distributor shall be responsible for travel and living expenses incurred by its employees.

     3. Provide reasonable quantities of marketing materials, including descriptive brochures and promotional materials suitable for unrestricted distribution, and licenses and other contractual documents.

     4. Evaluate the qualifications of prospective end-users solicited by Distributor. Licensor may condition acceptance of license agreements and service agreements on an end-users' payment in advance of all or part of applicable license fees and service fees.

     5. Perform all obligations of Licensor under accepted license agreements and service agreements.

     6. Invoice and collect amounts payable under each license agreement and service agreement accepted by Licensor.

     7. Provide Product development, enhancement, and product problem resolution as Licensor deems appropriate, but in all events sufficient to enable Licensor and Distributor to perform their obligations under accepted license agreements and service agreements.

     8.   Provide migration factory management and operations.

     9. Provide Products and Services in a manner which does not lead to added delays, costs or expenses to Distributor

     10. Use its best efforts to increase Product and Service capacity, and improve the quality of its Products and Services

     11. Licensor shall use its best efforts, consistent with its past practices, to protect all of its intellectual property rights, including without limitation trade secrets, know-how, patents, copyrights and trademarks, and take strict precautions to protect the confidential and proprietary status of all current and future information relating to the Products and Services.

6. COMPENSATION

     6.1 Until Distributor has received [****] in fees under this Agreement, Distributor shall receive a fee equal to [****] of the revenue actually collected by Licensor under license agreements and service agreements solicited by Distributor and accepted by Licensor. Thereafter, Distributor shall receive a fee equal to [****] percent of the revenue actually collected by Licensor under license agreements and service agreements solicited by Distributor and accepted by Licensor. At Licensor's expense, Distributor agrees to reasonably cooperate with Licensor and reasonably assist in the collection of accounts receivable under license agreements and service agreements forwarded to Licensor by Distributor, provided however that Distributor shall not be required to commence or prosecute any litigation in connection with any such collection assistance. Payment of Distributor's compensation shall be made by Licensor within [****] after receipt of revenues by Licensor. Payment shall be accompanied by a detailed accounting of the basis for such payment, identifying the source and amount of applicable revenues so received by Licensor.

          6.2 Distributor shall have the right, at its sole expense, to examine the books and records of Licensor to verify Licensor's calculation of the compensation due to Distributor. Such examinations may be made no more frequently than once every six months and may cover only the prior two years books and records. All such examinations shall be conducted by a certified public accountant upon not less than two business days prior written notice to Licensor, during Licensor's regular business hours.

          6.3 Distributor shall be responsible for its own expenses and costs in fulfilling it duties under this Agreement, including without limitation office rent, salaries and commissions of office help and sales people in its employ, licenses, taxes, insurance, automotive costs, transportation and living expenses. Distributor shall supply appropriate commercial and general liability insurance needed to fulfill its duties under this Agreement. Distributor indemnifies and holds harmless Licensor from any claims, costs, losses or damages, including attorneys' fees, resulting from workers' compensation claims, or other claims of or relating to Distributor's employees.


7. TERRITORY


The territory of this Agreement shall be the states of New York and New Jersey, which includes all business from [****] worldwide. Other than [****], ownership of all multi-territory end-users will be determined by Licensor. Any disputes arising out of this paragraph will be settled solely by Licensor.



8. TERM AND TERMINATION

     8.1 The term of this Agreement shall commence upon the date of execution of this Agreement and shall continue for [****] thereafter unless sooner terminated in accordance with the provisions hereof. This Agreement may be thereafter extended only by written instrument executed by both parties.

     8.2 Licensor may terminate this Agreement upon written notice to Distributor in the event of the breach of any material obligation hereunder by Distributor that is not cured by Distributor after receipt from Licensor of [****] written notice calling attention to such breach and demanding cure thereof. In the event of such termination for cause, Licensor's sole obligation to Distributor shall be to pay compensation accrued for revenues collected prior to the date of termination.

     8.3 Distributor may terminate this Agreement upon written notice to Licensor in the event of the breach of any material obligation hereunder by Licensor that is not cured by Licensor after receipt from Distributor of [****] written notice calling attention to such breach and demanding cure thereof. In the event of such termination for cause, Licensor's obligation to Distributor shall be to pay compensation accrued for revenues collected prior to the date of termination.

     8.4 Upon termination of this Agreement for any reason, Distributor shall within [****] of such termination return to Licensor all copies of the Products, including demonstration copies, and all copies of technical materials, brochures, marketing materials, and the like. Distributor shall further provide to Licensor copies of Distributor's prospect files and end-user correspondence files.

Upon  the  termination  of this  Agreement  for any  reason,  Distributor  shall
immediately   cease  using  all  trademarks,   services   marks,   software  and
documentation of Licensor.


9. INDEMNITIES

     9.1 Licensor hereby indemnifies Distributor from and against any and all claims, demands, or actions arising out of any material breach by Licensor of any of the terms of any license agreements or service agreements.

     9.2 Distributor hereby indemnifies Licensor from and against any and all claims, demands, or actions arising out of Distributor's activities or performance outside the express authorization provided Distributor under this Agreement or any license agreements or service agreements or any breach of Distributor's obligations hereunder.

     9.3 The indemnities contained in this Section 10 shall be conditioned upon the indemnifying party's receiving (1) prompt written notice of any claims, demands, or actions for which indemnity is sought; (2) cooperation in the defense by the party seeking indemnity; and (3) control of the defense and/or settlement of such claim, demand, or action as to which indemnity is sought.

10.  LIMITATIONS OF LIABILITY

In no event shall either party hereto be entitled to special, indirect, or consequential damages, including lost profits, for breach of this Agreement. Remedies shall be limited to claims for amounts due hereunder, for indemnification as provided for herein or for actual damages resulting from any such breach. However, the foregoing limitation of remedies shall not apply to any action by Licensor for infringement of any intellectual property right by Distributor; any action based on or with respect to unauthorized publication, disclosure, or use of Confidential Information or trade secrets of Licensor; or any claim pursuant to paragraph 7.2 (employee claims) of this Agreement; or any action based on Licensor's rights in copyrights, trademarks, or trade names or other proprietary rights in the Products.

11.  TRADEMARK

Except for purposes of identification of Products, no right, title, interest, or license in or to any trademark or service mark of Licensor is granted to Distributor under this Agreement. Distributor may on its business cards state that Distributor is an authorized distributor for the licensing of the Products of Licensor. Distributor shall not contest the validity of such marks or Licensor's exclusive ownership of them. During the term of this Agreement, Distributor shall not adopt, use, or register, whether as a corporate name, trademark, service mark or other indication of origin, any such marks, or any word or mark confusingly similar to them in any jurisdiction.

12.  ENHANCEMENTS AND DISCOVERIES

If Distributor makes any discoveries, devices or other tangible or intangible improvement relating to Products or Services, Distributor shall immediately disclose same to Licensor, and hereby assigns all rights, title and interest in same to Licensor. Distributor shall secure assignment agreements with its employees to ensure that same can be assigned to Licensor.


13.  CONFIDENTIALITY

"Confidential Information" shall mean any information disclosed by Licensor to Distributor, in writing, orally, by inspection of tangible objects or by inspection of source code, object code or operation of any Product, including without limitation, any product, technical, manufacturing, process, marketing, financial, business or other information, ideas or know-how.

Confidential Information may also include information disclosed to Licensor by third parties. Confidential Information shall not include information which: (i) was generally known and available in the public domain at the time it was disclosed, or becomes generally known and available in the public domain through no fault of the receiving party, its employees, agents, successors or assigns;
(ii) was known to the Distributor at the time of the disclosure; (iii) was independently developed by Distributor without the use of or reliance on any Confidential Information, as shown by written records contemporaneously with such independent development; (iv) becomes known to Distributor from a third party who has no obligation of confidentiality to the Licensor.

Distributor shall not disclose Confidential Information to any third party unless authorized in advance in writing, except (i) to potential and actual end-users of the Products and Services in connection with Distributor's marketing of the Products and Services and performance of its duties and obligations under this Agreement, (ii) in response to a subpoena or other legal process, and (iii) as may otherwise be required by applicable law. Distributor shall not disclose Confidential Information to its employees, except on a "need to know" basis where such disclosure is necessary and required to exercise it rights and perform its obligations under this Agreement. Distributor shall not disclose Confidential Information to any employee of Distributor unless such employee has signed a non-use and non-disclosure agreement in content at least as protective as the provisions hereof, prior to any disclosure of Confidential Information to such employee. Distributor shall take reasonable measures to protect the secrecy of and avoid disclosure and unauthorized use of the Confidential Information. Without limiting the foregoing, Distributor shall take at least those measures that it takes to protect its own most highly confidential information. Distributor shall not reverse engineer, disassemble or decompile any prototypes, software or other tangible objects which embody the Confidential Information and which are provided to Distributor hereunder. Distributor shall immediately notify Licensor in the event of any unauthorized use or disclosure of the Confidential Information. This obligation in this paragraph shall survive the expiration or termination of this Agreement for any reason.

Upon termination of this Agreement for any reason, Distributor shall promptly return all Confidential Information received from Licensor.

14.  NO FRANCHISE

Neither this Agreement, nor any terms and conditions contained herein, shall be construed as creating a partnership, joint venture or agency relationship or as granting a franchise as defined in 16 CFR Section 436.2(a), or applicable state law. The price and payment described in this Agreement shall be construed as a royalty fee for the rights granted in this Agreement, and not as a franchise fee.

15.  UCC

LICENSOR MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, WHETHER ORAL OR WRITTEN, WHETHER EXPRESS OR IMPLIED, OR ARISING BY STATUTE, CUSTOM, COURSE OF DEALING OR TRADE USAGE, WITH RESPECT TO THE PRODUCTS OR SERVICES, OR OTHERWISE IN CONNECTION WITH THIS AGREEMENT. LICENSOR SPECIFICALLY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES OR CONDITIONS OF TITLE, MERCHANTIBILITY, SATISFACTORY QUALITY AND FITNESS FOR A PARTICULAR PURPOSE, AND ALL WARRANTIES OF NON-INFRINGEMENT.

16.   STATUS OF DISTRIBUTOR'S PERSONNEL

Distributor shall be responsible for the wages, hours, and conditions of employment of Distributor's personnel during the term of and under this Agreement. Nothing herein shall be construed as implying that employees of Distributor are employees of Licensor.

17.   NOTICES

All notices, demands, or consents required or permitted under this Agreement shall be in writing and shall be delivered personally or sent by certified or registered mail, postage prepaid, to the appropriate party at the address set forth in the first paragraph of this Agreement or at such other address as shall be given by either party to the other in writing.

18.  CHOICE OF LAW

This Agreement shall be deemed to be made in the State of California and in all respects shall be interpreted, construed, and governed by and in accordance with the laws of the State of California. The venue for any law suits involving disputes under this Agreement shall be in the Northern District of California or the County of San Francisco. The prevailing party in any such dispute shall be entitled to recover its costs and reasonable attorneys' fees.

19. WAIVER OF RIGHTS

The waiver by either party of any term or provision of this Agreement shall not be deemed to constitute a continuing waiver thereof nor of any further or additional rights such party may hold under this Agreement.

20.   NO ASSIGNMENT; ENFORCEABILITY

This Agreement is personal to Distributor and is not assignable without the prior written consent of Licensor. Any attempt to assign, transfer, or subcontract any of the rights, duties, or obligations of this Agreement without such consent is void. If any provision or provisions of this Agreement shall be held to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

21.   ARBITRATION

Any controversy or claim arising out of, in connection with or relating to this Agreement, or the formation or breach hereof shall be resolved by binding arbitration pursuant to the rules then in effect of the American Arbitration Association and the State of California, with the cost thereof shared equally by the parties; the venue of any arbitration or litigation relating to any such controversy or claim shall be San Francisco, California, and the parties consent to the jurisdiction of any court therein. In the event of litigation or arbitration between the parties concerning this Agreement, the prevailing party shall be entitled to its reasonable attorneys' fees.

22.   COMPLETE AGREEMENT

The parties agree that this Agreement is the complete and exclusive statement thereof between the parties and that it supersedes and merges all prior proposals and understandings and all other agreements, whether oral or written, between the parties relating to the subject matter hereof. This Agreement may not be modified or altered except by a written instrument duly executed by the parties hereto.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as set forth below.


GARDNER SOLUTION 2000, L.L.C.               FORECROSS CORPORATION


/S/ Donald R. Gardner                       /s/ Bernadette C. Castello
---------------------------------------     ----------------------------
(authorized signature)                      (authorized signature)

Donald R. Gardner                           Bernadette C. Castello
---------------------------------------     ----------------------------
(name)                                      (name)

Manager / President                         Senior Vice President
---------------------------------------     ----------------------------
(title)                                     (title)

6/28/96                                     6/28/96
---------------------------------------     ----------------------------
(date)                                      (date)